UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): March 31, 2010
Cerner Corporation

(Exact Name of Registrant as Specified in Its Charter)
Delaware

(State or Other Jurisdiction of Incorporation)

0-15386	43-1196944

(Commission File Number)	(IRS Employer Identification No.)

2800 Rockcreek Parkway, North Kansas City, Missouri	64117

(Address of Principal Executive Offices)	(Zip Code)
(816) 221-1024

(Registrant’s Telephone Number, Including Area Code)
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(e)	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
On March 31, 2010, Cerner Corporation (the “Company”) entered into Executive Performance Agreements with its executive officers for the 2010 fiscal year pursuant to the Company’s Section 162(m) Performance-Based Compensation Plan (the “162(m) Plan”). The Executive Performance Agreements entered into with the Company’s Section 16 officers implement performance metrics and target bonus levels as previously approved by the Section 16 Insider Equity and Incentive Compensation Subcommittee of the Compensation Committee of the Board of Directors.
The 162(m) Plan is an incentive-based compensation plan, designed to provide a meaningful incentive on both a quarterly and annual basis to key associates and executives of the Company and to motivate them to assist the Company in achieving ambitious and attainable short-term goals. Under the executive feature of the Plan, for which the Company’s Section 16 officers are eligible, the Section 16 Insider Equity and Incentive Compensation Subcommittee of the Compensation Committee establishes performance metrics prior to or at the beginning of the performance period and for which measurement of the achievement of such targets can be, and are, determined under pre-established objective formulas.
Individual Executive Performance Agreements are entered into with each of the Company’s Section 16 officers, including its named executive officers (NEOs), pursuant to the 162(m) Plan. The material terms of the 2010 Executive Performance Agreements include: i) Target Bonus Levels for each of the NEOs; ii) quarterly and annual performance metrics for each of the NEOs; iii) incentive compensation payments based on individual Performance Factor ratings; iv) eligibility requirements; and, v) adjustment rights for the Company to adjust incentive payments downward and recover payments in whole or in part based on certain factors.
The 2010 performance metrics for the Company’s NEOs will be based solely on achievement of earnings per share targets.
The above description is qualified in its entirety by reference to the Form of 2010 Executive Performance Agreement, which is filed with this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
(a) Amendment to Bylaws
On March 31, 2010, the Board of Directors of the Company adopted a resolution via a statement of unanimous consent to amend the Amended & Restated Bylaws of the Company dated September 16, 2008 (the “Bylaws”) to reduce the size of the Board of Directors from eight (8) to seven (7).

Amendment No. 1 of the Bylaws, effective March 31, 2010, is attached as Exhibit 3.1 to this report and is incorporated herein by reference. Attached as Exhibit 3.2 to this report, is a complete copy of the Bylaws as amended, which is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.
c)	Exhibits

3.1	Amendment No. 1 to the Company’s Amended and Restated Bylaws

3.2	Amended and Restated Bylaws, as amended March 31, 2010

99.1	Form of 2010 Executive Performance Agreement

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CERNER CORPORATION
Date: April 6, 2010	By:	/s/ Marc G. Naughton
Marc G. Naughton, Executive Vice President
and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description

3.1	Amendment No. 1 to the Company’s Amended and Restated Bylaws

3.2	Amended and Restated Bylaws, as amended March 31, 2010

99.1	Form of 2010 Executive Performance Agreement